                                                                   EXHIBIT 10.31
                                                      [Bar Code -- US005985929A]


UNITED STATES PATENT [19]           [11]     PATENT NUMBER             5,985,929
KERN                                [45]     DATE OF PATENT        Nov. 16, 1999
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[54]     COLD CHEMICAL STERILANT

[76]     Inventor:         Jerome Kern, 3508 W. Tacon St.,
                           Hillsborough County, Fla 33629

[21]     Appl. No.:        09/186,432

[22]     Filed:            Nov. 5, 1998

[51]     INT. CL.(6)................................................A01N 47/28
[52]     U.S. CL. ..................................................514/588
[58]     FIELD OF SEARCH............................................514/588, 592

[56]                            REFERENCES CITED

                             U.S. PATENT DOCUMENTS

         5,202,205         4/1993   Malbota.............................430/17
         5,451,251         9/1995   Mafime et al. ......................106/22 H

                            FOREIGN PATENT DOCUMENTS

         06023475 3/1991   Japan
         2059804  5/1996   Russian Federation
         1588820  8/1990   U.S.S.R.

PRIMARY EXAMINER         -- Jose G. Dees
ASSISTANT EXAMINER       -- Alton Pryor
ATTORNEY, AGENT, OR FIRM -- A. W. Fisher, III

[57]                                ABSTRACT

A cold chemical sterilant capable of killing a challenge of vegetative target organisms including bacterial spores comprising a composition of interactive constituents including a monohydric alcohol, an urea salt, a polyhydric alcohol, a surface active agent and water in proportion by weight to destroy the protective integrity of the walls of the bacterial spores, to penetrate the walls of the bacterial spores and to kill the bacterial spores and other vegetative target organisms.

                             14 CLAIMS, NO DRAWINGS